SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 9, 2007
(Date of earliest event reported)

SALLY HOLDINGS LLC	SALLY CAPITAL INC.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of	(State or other jurisdiction of
incorporation or organization)	incorporation or organization)

36-4472381	56-2620323
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

333-144427	333-144427-10
(Commission file number)	(Commission file number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2007, Sally Beauty Holdings, Inc. (the “Company”), the indirect parent company of Sally Holdings LLC and Sally Capital Inc., issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended June 30, 2007 (the “Earnings Release”).  In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in the attached Appendix A, which is incorporated herein by this reference.  Appendix A also contains statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized in the Earnings Release.  A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the most directly comparable GAAP financial measures is attached to the Earnings Release.

ITEM 7.01.  REGULATION FD DISCLOSURE

The Earnings Release also provides an update on the Company’s strategy and business outlook.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           See exhibit index.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2007
SALLY HOLDINGS LLC

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, Secretary and General Counsel

Date: August 9, 2007
SALLY CAPITAL INC.

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	News release reporting financial results for the quarter ended June 30, 2007, issued by Sally Beauty Holdings, Inc. on August 9, 2007.

Appendix A

USE OF NON-GAAP FINANCIAL MEASURES

Sally Beauty Holdings, Inc. (the “Company”) occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance.  We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance.    Our management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.  In addition, in our Earnings Release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.  We intend to adjust for all share-based compensation expense recognized in accordance with FAS 123R, including stock option expense and expense related to restricted shares, when calculating certain cash flow measures such as Adjusted EBITDA.  The Company believes adjusting for all share-based compensation expense is appropriate, as it is a non-cash expense, and adjusting is consistent with how a number of debt and equity analysts track that measure.

ADJUSTED EBITDA

We define the measure Adjusted EBITDA as GAAP Net Earnings before depreciation and amortization, share-based compensation, the Alberto-Culver sales-based corporate overhead fees for the period prior to the separation, transaction expenses related to the separation and the terminated Regis transaction, interest expense, and income taxes.   Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements.  Adjusted EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by (used in) operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. We provide a reconciliation of Adjusted EBITDA to GAAP Net Earnings.  Because Adjusted EBITDA

excludes some, but not all, items that affect net earnings and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies.   Although we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED NET EARNINGS

This measure consists of GAAP Net Earnings as adjusted to arrive at Adjusted EBITDA (as described above), which is then adjusted for the items detailed in the related reconciliation.  Adjusting items include deductions from Adjusted EBITDA for depreciation and amortization, share-based compensation (other than the expense related to the separation), interest expense assuming the debt incurred at the separation date was outstanding from the beginning of the first quarter, and income taxes (assuming the Company’s estimated effective rate, excluding the impact of the separation transaction).  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance, because these items can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe Adjusted Net Earnings more accurately represents our core operating results and provides a more informed baseline for modeling future earnings expectations (particularly given the change in capital structure and equity ownership that occurred during the first quarter of fiscal year 2007).   Adjusted Net Earnings does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in net earnings presented under GAAP.  Therefore a review of net earnings on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING ADJUSTING ITEMS

We define this non-GAAP financial measure as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the adjusting items described by us in the related Adjusted Net Earnings reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting (particularly given the change in capital structure and equity ownership that occurred during the first quarter of fiscal year 2007).  We provide it in order to enable investors to more thoroughly evaluate our current performance, because our adjusting items can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe diluted EPS, excluding adjusting items, more accurately represents our core operating results and provides a more informed baseline for modeling future earnings expectations.  Diluted EPS, excluding adjusting items, does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in diluted EPS presented under GAAP.  Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings, as well as information on how these share calculations are made.